UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2004

                           DECKERS OUTDOOR CORPORATION

             (Exact name of registrant as specified in its charter)



            Delaware                  0-22446                95-3015862
 (State or other jurisdiction      (Commission            (I.R.S. Employer
of incorporation or organization)   File Number)         Identification No.)


   495-A South Fairview Avenue, Goleta, California          93117
       (Address of principal executive offices)           (Zip Code)


                                 (805) 967-7611
              (Registrant's telephone number, including area code)




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Item 9.      Regulation FD Disclosure

     On August 20, 2004, Deckers Outdoor Corporation (the "Company") announced that it had established plans under Rule 10b5-1 of the Securities Exchange Act of 1934 (the "Exchange Act") to provide for sales of the Company's common stock by Douglas Otto, its President and Chief Executive Officer, and certain members of management. A copy of the press release issued on August 20, 2004 is attached as Exhibit 99.1.

     The information in this Current Report on Form 8-K will not be treated as "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 9 of this Current Report.


Exhibit No.                          Description of Exhibits
-----------                          -----------------------

99.1 Press Release, dated August 20, 2004, announcing the establishment of the Rule 10b5-1 plans.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DECKERS OUTDOOR CORPORATION

Date:  August 20, 2004                     By:  /s/ M. Scott Ash
                                               ---------------------------------
                                               M. Scott Ash,
                                               Chief Financial Officer